Consolidated Statements of Comprehensive Income/(Loss) - USD ($)	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Net income/(loss) for the year	$ (7,798,300)	$ 2,566,678	$ 12,685,826
Other comprehensive (loss)/income
Effective portion of changes in fair value of interest swap contracts	418,723	(100,268)	(293,020)
Reclassification adjustment			49,471
Total other comprehensive (loss)/income	418,723	(100,268)	(243,549)
Total comprehensive income/(loss)	$ (7,379,577)	$ 2,466,410	$ 12,442,277